Exhibit 10.9

EXECUTION COPY

CUSTODIAL AGREEMENT

among

RESIDENTIAL FUNDING COMPANY, LLC, and

GMAC MORTGAGE, LLC,

as Sellers

GMAC LLC,

as Financing Party

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Custodian

Dated as of May 19, 2009

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EXHIBITS

EXHIBIT A	-	TRUST RECEIPT	A

EXHIBIT B	-	LOAN DATA TRANSMISSION INFORMATION	B

EXHIBIT C	-	REQUIRED DOCUMENTS	C

EXHIBIT D	-	EXAMINATION REQUIREMENTS	D

EXHIBIT E	-	LETTER TO CUSTODIAN RE: FINANCING PARTY’S TRUST RECEIPT	E

EXHIBIT F	-	REQUEST FOR RELEASE OF DOCUMENTS	F

EXHIBIT G	-	ATTORNEY’S BAILEE LETTER	G

EXHIBIT H	-	FORM OF NOTICE TO THE CUSTODIAN	H

EXHIBIT I	-	FORM OF TRANSMITTAL LETTER	I

EXHIBIT J	-	FORM OF LOST NOTE AFFIDAVIT	J

EXHIBIT K	-	AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN	K

EXHIBIT L-1	-	AUTHORIZED REPRESENTATIVES OF RESIDENTIAL FUNDING COMPANY, LLC	L-1

EXHIBIT L-2	-	AUTHORIZED REPRESENTATIVES OF GMAC MORTGAGE, LLC	L-2

EXHIBIT M	-	AUTHORIZED REPRESENTATIVES OF GMAC LLC	M

EXHIBIT N	-	FORM OF NOTICE OF REMOVAL	N

EXHIBIT O	-	FORM OF JOINDER AGREEMENT	O

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THIS CUSTODIAL AGREEMENT entered into as of May 19, 2009 (this “Agreement”), by and among RESIDENTIAL FUNDING COMPANY, LLC (“RFC” or “Seller”) and GMAC MORTGAGE, LLC (“GMACM” or “Seller” and together with RFC, the “Sellers”), GMAC LLC, in its capacity as Lender Agent under the Loan Agreement (the “Financing Party”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Custodian”), recites and provides:

RECITALS

Passive Asset Transactions, LLC (“PATI”) and RFC Asset Holdings II, LLC (“RAHI”), Financing Party as Initial Lender and Lender Agent, Residential Capital, LLC, RFC and GMACM, as Guarantors and the various financial institutions from time to time parties thereto, as Financing Parties have entered into that certain Loan Agreement, dated as of November 20, 2008 (the “Loan Agreement”) pursuant to which the parties thereto may, from time to time, enter into transactions in which RAHI and PATI may finance certain Mortgage Assets and other assets with such Financing Parties. Each such transaction shall be referred to herein as a “Transaction”;

The parties hereto wish to enter into this Agreement to provide for the specific terms regarding the delivery and subsequent holding of certain Required Documents with respect to the Mortgage Assets subject to each Transaction entered into pursuant to the Loan Agreement;

The Custodian is a national banking association, is otherwise authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for the Financing Party, all as more particularly set forth herein; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Additional Financing Parties.

Any financial institution may from time to time become a party to this Agreement as a Financing Party upon entry of such financial institution into a Joinder Agreement. Such Financing Party will remain a party hereto until the earlier of (i) the termination of this Agreement in accordance with Section 12 hereof or (ii) delivery by the Financing Party of a Notice of Removal to the Custodian.

SECTION 2. Definitions.

For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement.

“Acceptable Attorney” shall mean any attorney-at-law to which a Seller has sent an Attorney’s Bailee Letter, except for an attorney whom the Financing Party has notified the Custodian and the related Seller in writing that such attorney is not reasonably satisfactory to the Financing Party.

“Additional Mortgage Assets” shall mean Mortgage Assets proposed to be the subject of a Transaction.

“Affiliate” with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code.

“Agreement” shall mean this Custodial Agreement, as supplemented or amended from time to time.

“Assignment of Mortgage” with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument, duly executed by the applicable Seller and in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage.

“Attorney’s Bailee Letter” shall mean a letter substantially in the form of Exhibit G hereto.

“Authorized Representative” shall have the meaning set forth in Section 28 hereof.

“Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

“Business Day” shall mean any day excluding (i) a Saturday or Sunday, and (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian’s offices, banking and savings and loan institutions in the State of New York, the City of New York or the city or state in which the Custodian’s offices are located are closed.

“Cooperative Corporation” shall mean with respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

“Cooperative Loan” shall mean a Mortgage Loan that is secured by a first lien on and perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

“Cooperative Project” shall mean, with respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including the land, separate dwelling units and all common elements.

“Cooperative Shares” shall mean, with respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

“Cooperative Unit” shall mean, with respect to a Cooperative Loan, a specific unit in a Cooperative Project.

“Construction Loan” shall mean a construction loan originated by a Seller and identified on the Loan Data Transmission.

“Custodial Register” shall mean the register maintained by Custodian pursuant to Section 5(d), which reflects as to each Mortgage Asset the Person to whom the related Trust Receipt has been issued, and the Financing Party for whose benefit such Mortgage Asset is held.

“Custodian” shall mean Wells Fargo Bank, National Association, or its successor custodian.

“Default” shall mean any event, that, with the giving of notice or the passage of time or both, would become an Event of Default.

“Delivery Deadline” shall mean on and after August 1, 2009, not later than 11:00 a.m. New York City time (i) on the Business Day preceding the Trust Receipt Delivery Deadline if fewer than 300 Mortgage Files are delivered; (ii) on the second Business Day preceding the Trust Receipt Delivery Deadline if more than 300 but fewer than 600 Mortgage Files are delivered; and (iii) on a date mutually agreed upon between the Custodian and the Sellers preceding the Trust Receipt Delivery Deadline if more than 600 Mortgage Files are delivered; provided that, no such date shall be more than 5 Business Days preceding the Trust Receipt Delivery Deadline without the prior consent of the Financing Party.

“Electronic Transmission” shall mean the delivery of information in a mutually acceptable electronic format which may include pdf and Excel files. An Electronic Transmission shall be considered written notice for all purposes hereof (except when a request or notice by its terms requires manual execution).

“Event of Default” with respect to any Transaction, shall have the meaning set forth in the Transaction Documents.

“Examination Requirements” shall mean, with respect to any Transaction and the related Mortgage File, those requirements set forth on Exhibit D hereto.

“Exception” shall mean, with respect to any Mortgage Asset, any of the following: (a) any variance from the requirements of Section 4(a) hereof with respect to the Mortgage Files (taking into consideration the Seller’s right to deliver certain copies in lieu of original documents) or (b) any Mortgage Asset with respect to which a Responsible Officer of the Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than the Financing Party with respect to such Mortgage Asset.

“Exception Report” means a list, in an electronic format acceptable to the Financing Party, the Custodian and each related Seller reflecting the Mortgage Assets held by the Custodian for the benefit of the Financing Party and which includes codes indicating any Exceptions with respect to each Mortgage Asset listed thereon. Each Exception Report shall set forth (a) the Additional Mortgage Assets proposed to be included in a Transaction with the related Financing Party, as well as the Mortgage Assets held by the Custodian hereunder for the benefit of such Financing Party, which Mortgage Assets shall be listed separately from the Additional Mortgage Assets, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

“Financing Party” shall have the meaning set forth in the first paragraph of this Agreement.

“Initial Delivery Deadline” shall mean not later than 11:00 a.m. New York City time on July 31, 2009.

“Initial Mortgage Assets” shall mean any Mortgage Asset constituting “Collateral” as defined in the Loan Agreement as of the Initial Delivery Deadline.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit O hereto.

“Land Financing” shall mean a transaction to advance funds for the acquisition, development or improvement of land, not constituting a Construction Loan or a residential mortgage loan.

“Loan Data Transmission” shall mean, with respect to any Transaction and the related Mortgage File, a schedule delivered by the related Seller to the Custodian, which may be in an electronic format, of Mortgage Assets identifying the information set forth on Exhibit B attached hereto.

“Loan Number” shall have the meaning set forth in Section 3(a) hereof.

“Loan Schedule” shall mean a computer tape or other electronic medium generated by or on behalf of each related Seller and delivered or transmitted to the Financing Party which provides information relating to the Mortgage Assets, including the information set forth in the related Loan Data Transmission, in a mutually acceptable format.

“MERS” shall mean Mortgage Electronic Registration Systems, Inc.

“MERS Identification Number” shall mean the eighteen digit number permanently assigned to each MERS Loan.

“MERS Loan” shall mean any Mortgage Asset as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of MERS, as agent for the beneficial holder of the Mortgage Note and which is identified as a MERS Loan on the related Loan Data Transmission.

“MOM Loan” shall mean any Mortgage Asset as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Asset and its successors and assigns.

“Mortgage” shall mean the mortgage, deed of trust or other instrument creating a first or more junior lien on an estate in fee simple interest in real property securing the Mortgage Note.

“Mortgage Asset” shall mean (A) a domestic residential mortgage loan, Construction Loan or Cooperative Loan (i) that has a Mortgage File, and (ii) that is a first or more junior lien on residential property evidenced by a Mortgage Note, which is secured by a Mortgage, (B) a domestic Land Financing that has a Mortgage File or (C) any other asset as agreed upon by the Sellers, the Custodian and the Financing Party.

“Mortgage File” shall mean a file consisting of the Required Documents specified on Exhibit C hereto with respect to the applicable Transaction.

“Mortgage Note” shall mean, with respect to any Mortgage Asset, the related promissory note together with all riders thereto and amendments thereof or other evidence of indebtedness of the related Mortgagor.

“Mortgaged Property” shall mean the real property securing repayment of a Mortgage Asset.

“Mortgagor” shall mean the obligor on a Mortgage Note.

“Notice of Removal” shall mean a notice substantially in the form of Exhibit N hereto.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Proprietary Lease” shall mean the lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

“Request for Release” shall have the meaning set forth in Section 6 hereof.

“Required Documents” shall mean, with respect to any Transaction and the related Mortgage File, those documents set forth on Exhibit C attached hereto. For the purposes of this Agreement, the word “copy”, when used with respect to any Required Document, shall be deemed to include an electronic image of such document.

“Responsible Officer” with respect to the Custodian, shall mean any officer assigned to the Corporate Trust Division (or any successor thereto), including any vice president, assistant vice president, trust officer, any assistant secretary, or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and designated on Exhibit K attached hereto (which will be updated from time to time by Custodian and provided to the Financing Parties and Sellers).

“Reverse Mortgage Loan” shall mean a reverse mortgage loan originated by a Seller and identified on the Loan Data Transmission.

“Security Agreement” shall mean the Pledge and Security Agreement and Irrevocable Proxy, dated as of November 20, 2008, among PATI, RAHI and certain of their affiliates as Grantors and the Lender Agent.

“Seller” or “Sellers” shall have the meaning set forth in the first paragraph of this Agreement.

“Silent Second” shall mean a silent second loan originated by a Seller and identified on the Loan Data Transmission.

“Transaction Documents” shall mean, with respect to any Transaction, the agreements governing the Transactions between the related Seller and the related Financing Party.

“Trust Receipt” shall mean an instrument substantially in the form of Exhibit A hereto.

“Trust Receipt Delivery Deadline” shall mean, on and after August 7, 2009, not later than 11:00 a.m. New York City time (i) on each of (x) the thirteenth (13th) Business Day and (y) the last Business Day of each month or (ii) upon the reasonable request of a Seller or the Financing Party.

SECTION 3. Delivery of Mortgage Files to Custodian.

(a) With respect to each Transaction, the related Seller represents that it has, prior to the Delivery Deadline, delivered to the Custodian (i) all Required Documents in its possession for each related Mortgage Asset and (ii) a Loan Data Transmission. All documents delivered to the Custodian shall have been placed by the related Seller or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgagor and the loan number (the “Loan Number”).

(b) Subject to the provisions of subsection (a) of this Section 3, delivery of a Loan Schedule to the Financing Party and a Loan Data Transmission to the Custodian by the related Seller shall be deemed to be certification that it has delivered and released to the Custodian the Mortgage File for each Mortgage Asset listed thereon.

(c) Each Mortgage File shall consist of the Required Documents set forth on Exhibit C hereto with respect to the applicable Transaction. Each Seller hereby represents and warrants that any copy of a Required Document that is delivered to the Custodian is a true, correct and complete copy of the original document.

(d) Custodian shall hold all Mortgage Files as custodian and bailee for hire for the exclusive benefit of the Financing Party, and shall not act upon written instructions of the Financing Party or any Seller to deliver the Mortgage Assets other than as expressly provided in this Agreement.

(e) Provided that the Mortgage File and Loan Data Transmission for the Initial Mortgage Assets shall have been delivered to the Custodian by the Initial Delivery Deadline, the Custodian shall deliver a Trust Receipt with respect to the Initial Mortgage Assets by August 7, 2009.

(f) Provided that the Mortgage File and Loan Data Transmission shall have been delivered to the Custodian by the Delivery Deadline, the Custodian shall deliver a Trust Receipt with respect to each related Mortgage Asset by the Trust Receipt Delivery Deadline.

SECTION 4. The Custodian’s Receipt, Examination and Certification of Mortgage Files and Issuance of Trust Receipt.

(a) The Custodian shall commence examination of the Required Documents delivered prior to 11:00 a.m. (New York City time) on any Business Day promptly upon receipt, and if the Custodian has determined that all the Required Documents are included in the Mortgage Files delivered to it, and that such related documents on their faces satisfy the Examination Requirements, not later than the Trust Receipt Delivery Deadline, the Custodian shall make available to the Financing Party a Trust Receipt relating to such Mortgage Assets, by posting the same on a secure website to which the Financing Party shall have been given access, or by forwarding a copy to the Financing Party via Electronic Transmission in a form acceptable to the Financing Party. If upon examination of the Required Documents relating to any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, is unable to confirm that such documents satisfy such requirements, or the related Seller cannot cure any noted Exception, the Custodian shall mark such Mortgage Asset as an Exception on the Exception Report, and not later than the Trust Receipt Delivery Deadline, post the Exception Report on a secure website to which the Financing Party shall have been given access, or forward a copy to the Financing Party via Electronic Transmission in a form acceptable to the Financing Party. As of the date of the Trust Receipt, the Custodian represents to the Financing Party that, subject to the Exception Report, all of the Required Documents are included in the Mortgage Files delivered to it, that such related documents on their faces satisfy the Examination Requirements in all respects and are in the possession and control of the Custodian. In addition, upon reasonable written request of the Financing Party, the Custodian shall deliver to the Financing Party or its respective designees, one or more Trust Receipts and Exception Reports, as applicable, with respect to all Mortgage Assets then subject to Transactions with the Financing Party (separate Trust Receipts shall be issued for such categories of Mortgage Assets as the Financing Party may from time to time reasonably request in writing). The original copies of such Trust Receipts shall be delivered to the Financing Party at the notice addresses specified in Section 19 hereto by overnight delivery using a nationally recognized insured overnight delivery service.

(b) The Financing Party hereby acknowledges that receipt of an Exception Report and the failure to deliver certain specified documents as noted therein will not constitute a Default or Event of Default under the Transaction Documents.

(c) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature (except those signature provided in Exhibits L and M hereto) on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents.

(d) Any provision of this Agreement to the contrary notwithstanding, the related Seller shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt within a mutually agreed upon time frame prior to the date on which such Trust Receipt is required to be delivered.

(e) The schedule of Mortgage Assets attached to any Trust Receipt shall be amended by the Custodian as applicable and each subsequently transmitted schedule of Mortgage Assets shall automatically supersede each prior schedule of Mortgage Assets with respect to such Trust Receipt, and shall render all previously transmitted schedules of Mortgage Assets null and void. The Financing Party may request the Custodian to provide a paper copy of the most recent schedule of Mortgage Assets transmitted by the Custodian via Electronic Transmission or posted to a secure website to which the Financing Party shall have been given access with respect to a related Trust Receipt. The Financing Party may also request Custodian to deliver to such Financing Party or its respective designees a schedule of Mortgage Assets with respect to all Mortgage Assets then subject to Transactions with the Financing Party. Except as specifically provided in this Section 4, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose or that they are other than what they purport to be on their face. The related Seller shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing such Seller or any other Person or entity to do so or notifying any Person (other than the Financing Party to the extent specifically required in this Agreement) that any such action has or has not been taken. It is specifically agreed that the Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

(f) No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit A attached hereto and executed by manual signature of an Authorized Representative of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, Authorized Representatives of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a Loan Data Transmission with an Exception Report with respect to the applicable Mortgage Assets and shall otherwise comply with Section 4(f) of this Agreement.

(g) Upon the delivery of a Trust Receipt by the Custodian to the Financing Party in accordance with the terms of this Agreement, any prior Trust Receipt relating to the same Mortgage Assets shall be cancelled without any further action of any party and be deemed void.

SECTION 5. Possession of Mortgage Files.

(a) Possession of Mortgage Files on Behalf of Financing Party. The Custodian shall, following the related transfer pursuant to Section 3 above, hold all documents received by it for the sole and exclusive use and benefit of the Financing Party and as agent and bailee of and custodian solely for the Financing Party for all purposes. The Custodian shall segregate and retain continuous possession and custody of the Mortgage Files in secure and fire-resistant facilities in accordance with customary standards for such custody.

The Custodian shall also make appropriate notations in the Custodian’s books and records reflecting that the Mortgage Files are subject to the control of the Financing Party. The Custodian shall not release any portion of the Mortgage Files to any Seller or to any other party without the prior written authorization of the Financing Party, unless otherwise required to do so by a final, nonappealable order of a court of competent jurisdiction.

(b) Upon surrender of the Trust Receipt by the Financing Party to the Custodian, the Financing Party may issue instructions regarding the Mortgage Assets designated in the applicable Trust Receipt, including instructions, if an Event of Default under the related Transaction has occurred (and not otherwise except as provided in Section 21(c)), to withdraw Mortgage Assets.

(c) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, the Financing Party will present to the Custodian documentation in the form attached as Exhibit E hereto. Upon receipt by the Custodian of such documentation, such Financing Party will have the right to issue instructions regarding the Mortgage Assets covered by a Trust Receipt without surrender of the related Trust Receipt.

(d) The Custodian shall cause to be kept at its corporate trust office a register (the “Custodial Register”) in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the control of Mortgage Assets as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary information and Custodian, Sellers and the Financing Party shall have access to such information.

(e) In the event that (i) the Financing Party, any related Seller, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other applicable parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent the Custodian, in its sole discretion, concludes is permitted by law, continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall release, according to the provisions of this agreement, such Mortgage File or any document included within such Mortgage File as directed by the Financing Party or the related Seller, as applicable, which shall give a direction consistent with such determination. Expenses of the Custodian (including reasonable attorneys’ fees and related expenses) incurred as a result of such proceedings shall be borne by the related Seller. Notwithstanding anything to the contrary in this paragraph, the Custodian will not be liable for taking any action, or not taking any action, that the Custodian, in its sole discretion, concludes is required by law.

SECTION 6. Release of Custodian’s Mortgage Files.

(a) From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Assets by the related Seller or its designee and until the Custodian is otherwise notified by the Financing Party, which notice shall be given by the Financing Party only following the occurrence of an Event of Default under the related Transaction, the Custodian is hereby authorized, upon the written request of such Seller (which may be in an electronic format) and consent and acknowledgement of such Financing Party in the form of Exhibit F attached hereto (a “Request for Release”), which consent and acknowledgement shall not be unreasonably withheld or delayed and shall be provided the same Business Day the receipt of the request is received by such Financing Party, to release to such Seller or its designee the related Mortgage File set forth in such Request for Release together with a transmittal letter substantially in the form attached hereto as Exhibit I (a “Transmittal Letter”) or an Attorney’s Bailee Letter substantially in the form attached hereto as Exhibit G, as applicable, or any documents contained therein, set forth in such receipt to such Seller; provided, that if the Mortgage File is released to the related Seller or its designee for any purpose other than one of the reasons set forth in boxes 1, 2, 3, 4 or 5 of Exhibit F attached hereto, such Seller shall ensure that any document released to such Seller or its designee, pursuant to a Request for Release shall be returned to Custodian no later than ten (10) calendar days from the date on such Request for Release, other than any Mortgage Asset as to which the related Mortgage File has been released pursuant to Section 6(c) to an Acceptable Attorney pursuant to an Attorney’s Bailee Letter substantially in the form attached hereto as Exhibit G. All documents so released to the related Seller or its designee shall be held by it in trust for the benefit of the Financing Party. Such Seller or its designee shall return to the Custodian the Mortgage File or such documents when its need therefor in connection with servicing no longer exists.

(b) From time to time and as appropriate for the sale to a third party purchaser of any of the Mortgage Assets and until the Custodian is otherwise notified in writing by the Financing Party, which notice shall be given by the Financing Party only following the occurrence of an Event of Default under the related Transaction, the Custodian is hereby authorized, upon receipt of a Request for Release, to release or cause to be released to the related third party purchaser the Mortgage File or the documents of the related Mortgage File set forth in such Request for Release together with a Transmittal Letter, which shall be acknowledged and agreed to by such third party or its designee; provided, that if any such Request for Release involves the Custodian delivering more than 200 Mortgage Files to a third party (other than to a trustee in connection with a securitization of the Mortgage Assets) such Request for Release shall be made on not less than two (2) Business Day’s prior notice; provided further, that any document released to a third party purchaser pursuant to a Request for Release shall be returned to Custodian no later than ten (10) calendar days from the date on such transmittal letter, or such longer period as the Financing Party may consent to, unless prior thereto Custodian receives notice from the Financing Party that it has received the “Payoff Amount” set forth therein. Promptly upon receipt by the Financing Party of the full amount set forth in such transmittal letter as the “Payoff Amount”, the Financing Party shall notify the Custodian thereof in writing.

(c) All Mortgage Files or documents of Mortgage Files released by the Custodian to the related Seller or, at the related Seller’s written direction, the Seller’s designee pursuant to this Section 6 shall be held by the related Seller or the Seller’s designee, as applicable, in trust for the benefit of the Financing Party. The related Seller or the Seller’s designee, as applicable, shall return to the Custodian, the Mortgage File or other such documents of Mortgage Files when the need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than ten (10) calendar days from the date on such Request for Release), unless the Mortgage Loan related to any Mortgage Asset is to be foreclosed upon or liquidated, in which case, the Acceptable Attorney to whom the documents were released under cover of an Attorney’s Bailee Letter, shall deliver to the Custodian a transmittal letter which has been acknowledged by such Acceptable Attorney.

(d) Each of the Sellers and the Custodian agrees that, at the time any Request for Release of Mortgage Files is made to the Custodian under this Agreement, the Financing Party shall be notified of such release, and a copy of any written Request for Release shall be furnished to such Financing Party by the related Seller. If the related Seller has not received the related Mortgage Files within ten (10) Business Days after delivering a Request for Release to the Custodian, then the related Seller shall so notify the Financing Party.

(e) Following written notification by the applicable Financing Party (which notice to the Custodian may be by facsimile) to the Custodian that an Event of Default under a related Transaction has occurred and is continuing, the Custodian shall not release, or incur any liability to the related Seller or any other Person for refusing to release, any item of any Mortgage File the subject of the Transaction under which such Event of Default has occurred to the related Seller or any other Person without the express prior written consent and at the direction of the Financing Party.

(f) The Custodian shall monitor any release of the Mortgage Files under this Section 6 only to track the period of time which has elapsed for any such release of such Mortgage Files.

SECTION 7. Release for Payment in Full of Mortgage Asset.

Upon the payment in full of any Mortgage Asset, and upon receipt by the Custodian of a Request for Release from the related Seller and acknowledged by the applicable Financing Party certifying that such payment in full has been received, and without further authorization from the Financing Parties, the Custodian shall promptly release the related Mortgage File to the related Seller or, at such Seller’s written direction, the Seller’s Authorized Representative. The related Seller shall provide notice to the Financing Party of any such release.

SECTION 8. Final Release.

Each related Seller shall notify the Financing Party and the Custodian in writing of the Mortgage Files to be released upon termination or expiration of a Transaction, at least two (2) Business Days prior to the date of such termination or expiration, as applicable. Upon receipt by the Custodian of written notice from the Financing Party in the form of Exhibit H hereto (or via facsimile or e-mail confirmation from an Authorized Representative) stating that the Financing Party no longer has any right, title or interest in the related Mortgage Assets, the Custodian shall release to the related Seller or its designee the Mortgage Files with respect to such Mortgage Assets, and shall deliver to the Financing Party an amended Trust Receipt with a schedule of Mortgage Assets attached thereto, listing all of the Mortgage Assets still subject to a Transaction with the Financing Party.

SECTION 9. Waiver by the Custodian.

Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any Mortgage Asset and hereby waives and releases any such interest which it may have in any Mortgage Asset as of the date hereof. The Mortgage Assets shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian (other than in the ordinary course of business), and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Assets. Custodian, at its own expense shall take all action necessary to defeat and release any security interest claimed by the Custodian, other than an interest of the Financing Party.

SECTION 10. Right of Inspection.

Upon at least one Business Day’s written notice to the Custodian, the Financing Party, the related Seller, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Assets at such place or places where such Mortgage Files are deposited. The examining party shall be responsible for any reasonable expenses in connection with such examinations. Upon the written request of the related Seller or Financing Party, the Custodian shall provide the related Seller or Financing Party, as the case may be, at such requesting party’s expense, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Assets.

SECTION 11. Custodian’s Fees and Expenses.

The Custodian hereby acknowledges that the Sellers have agreed to pay all fees due and owing to, and except as otherwise provided herein, any expenses incurred by the Custodian associated with the Mortgage Files delivered by each Seller under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate agreement between the Custodian and the Sellers. In addition to the fees referred to in the two foregoing sentences, the Sellers have agreed to pay all out-of-pocket expenses incurred by the Custodian in connection with the review of each Mortgage File delivered by each Seller or its agent and the Custodian’s issuance of a Trust Receipt relating thereto. The Financing Party shall not have any liability or obligation to pay any fees or expenses of the Custodian, and the duties of the Custodian hereunder shall be independent of each Seller’s performance of its obligations to the Custodian in respect of such fees.

SECTION 12. Termination of Agreement.

This Agreement shall become effective on and as of the date hereof and shall terminate upon the written consent of the parties hereto.

In the event of termination of this Agreement, the Custodian shall follow the reasonable instructions of the Financing Party with respect to the disposition of the respective Mortgage Files. Concurrently with the transfer and release of all of the Mortgage Files by the Custodian, the related Trust Receipts shall be deemed void and cancelled.

SECTION 13. Limitation on Obligations of the Custodian.

(a) Custodian and its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees shall be liable for its or their failure to perform its or their obligations under this Agreement, its breach of any of the representations or warranties contained herein and its own or such person’s negligence, bad faith or willful misconduct. Notwithstanding the foregoing sentence, in no event shall the Custodian or its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The provisions of this Section 13 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

(b) The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to Sellers for its acts or omissions hereunder, except as may result from its negligence, bad faith or willful misconduct. The Custodian shall also be entitled to rely (and shall be protected in relying) upon the advice of its external legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from the Financing Party or Sellers, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

(c) The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (i) fidelity insurance, (ii) theft and loss of documents insurance, (iii) forgery insurance, and (iv) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar transactions. The Custodian shall, upon written request, provide to Sellers, or to any other Person as Sellers shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by the Financing Party by registered mail of 30 days’ prior written notice of any such termination.

(d) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

(e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage Asset.

(f) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, governmental or regulatory actions, fire, communication line failures, computer viruses, power failures, or earthquakes (each a “Force Majeure Event”). The Custodian agrees that it will use commercially reasonable efforts to mitigate the effects of the Force Majeure Event. The Custodian further agrees that it shall give notice (including a reasonable description of such Force Majeure Event) to the other parties hereto within a reasonable time of the Custodian having notice or knowledge of such Force Majeure Event and use its best efforts to resume performance as promptly as practicable under the circumstances. Custodian further represents that it has developed and implemented a business continuity plan as required by its regulators.

(g) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(h) Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Asset is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

(i) The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Financing Party, the Sellers or any third person.

SECTION 14. Indemnification.

Each Seller agrees to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder including, without limitation, any breach of the representations and warranties contained herein, or caused by the negligence, bad faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Agreement.

In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Asset that was in its possession pursuant to Section 3 within two (2) Business Days after written request therefor by the Financing Party or the related Seller in accordance with the terms and conditions of this Agreement; provided that (i) Custodian previously delivered to such Financing Party a Trust Receipt which did not list such document as an Exception as of the related date of delivery to the Custodian; (ii) such document is not outstanding pursuant to a Request for Release in the form attached hereto as Exhibit F; and (iii) such document was held by the Custodian on behalf of the related Seller or the Financing Party, as applicable (a “Failure to Deliver”), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly and upon request deliver to the Financing Party or the related Seller, a Lost Note Affidavit in the form attached hereto as Exhibit J and (b) with respect to any missing document related to such Mortgage Asset, including but not limited to a missing Mortgage Note, indemnify the related Seller or the Financing Party in accordance with the succeeding paragraph of this Section 14.

The Custodian agrees to indemnify and hold the Financing Party and the Sellers harmless against liabilities, obligations, losses, damages, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them relating to or arising out of a Failure to Deliver or the Custodian’s negligence, bad faith or willful misconduct. Notwithstanding the foregoing, it is specifically understood and agreed that the Custodian shall not be obligated under the preceding sentence to any party to the extent that any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act, bad faith or willful misconduct on the part of such party or by reason of such party’s breach of its obligations hereunder. The foregoing indemnification shall survive any termination or assignment of this Agreement. In no event shall the Custodian or its directors, officers, agents or employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or any of them hereunder or in connection herewith even if advised of the possibility of such damages.

SECTION 15. Representations, Warranties and Covenants of Sellers.

(a) Each Seller covenants to the Financing Party as of the date that any Mortgage File documents are released to a Seller pursuant to a Request for Release that:

(i) if the Request for Release has been submitted for the release of a Mortgage Asset that has been paid in full, all amounts received in connection with the payment in full of the related Mortgage Asset have been credited to the related Financing Party as provided for in the agreements relating to the applicable Transaction, prior to or simultaneously with the release of such files;

(ii) if item No. 3 has been checked on the Request for Release, the appropriate amount of funds has been credited to the Financing Party as provided for in the agreements relating to the applicable Transaction; and

(iii) if item No. 4 has been checked on the Request for Release, all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Financing Party as provided for in the agreements relating to the applicable Transaction.

(b) Each Seller further represents and warrants that this Agreement has been duly authorized, executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

(c) Each Seller further represents and warrants that the information contained on each Loan Schedule is the same data that was provided on a Loan Data Transmission delivered by the related Seller to the Custodian and each Mortgage Asset contained on each Loan Schedule is contained on a Loan Data Transmission delivered by the related Seller to the Custodian.

(d) On and after August 7, 2009, each Seller hereby covenants and agrees with the Financing Party that within 30 Business Days of any Mortgage Asset becoming “Collateral” as defined in the Loan Agreement, that it will deliver the related Mortgage File to the Custodian in accordance with the terms hereof.

SECTION 16. Representations and Warranties of the Custodian.

Custodian (and any successor custodian as of the appointment of such custodian) hereby represents and warrants as of the date hereof and as of each date it delivers an executed Trust Receipt that:

(a) the Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

(b) it is qualified to act as a custodian and to perform its duties hereunder and it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(c) it is not controlled by, under common control with or otherwise affiliated with or related to the Sellers or any affiliate of Sellers and covenants and agrees with the Financing Party that prior to any such affiliation in the future, it shall notify the Financing Party;

(d) the Custodian has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize its execution, delivery and performance of this Agreement;

(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(f) to Custodian’s knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian hereunder, or which would have a material adverse effect on the financial condition of Custodian;

(g) the execution, delivery and performance of this Agreement and the original Trust Receipt issued hereunder, have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) to the best of the Custodian’s knowledge, violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian’s knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

(h) this Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

(i) The Custodian shall promptly notify the applicable Financing Party and Sellers if (i) the related Seller fails to pay any amount due to the Custodian under this Agreement or any separate fee agreement related hereto; (ii) a Responsible Officer of the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Files other than in the ordinary course of business; or (iii) the representations, warranties and covenants contained in this Section 16 were to become untrue or incorrect at any time during the term of this Agreement.

SECTION 17. Representations and Warranties of the Financing Party.

The Financing Party represents and warrants that this Agreement has been duly authorized, executed and delivered by the Financing Party and constitutes a legal, valid and binding obligation of such Financing Party enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

SECTION 18. Cumulative Rights.

The rights, powers and remedies of the Financing Party under this Agreement shall be in addition to all rights, powers and remedies given to the Financing Party by virtue of any statute or rule of law, the agreements relating to their respective Transactions, as applicable, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing such Financing Party’s right, title and interest in the Mortgage Assets.

SECTION 19. Notices.

(a) Each party’s address for any demands, notices and communications is as follows:

If to RFC:

One Meridian Crossings, Suite 100

Minneapolis, Minnesota 55423

Attention: Treasurer

Telephone: (952) 857-7000

Facsimile: (952) 857-7166

E-mail: treasurer@gmacrescap.com

If to GMACM:

1100 Virginia Drive

Fort Washington, Pennsylvania 19034

Attention: Assistant Treasurer

Telephone: (215) 682-6068

Facsimile: (215) 682-1249

E-mail: treasurer@gmacrescap.com

If to GMAC LLC:

200 Renaissance Center

Detroit, Michigan 48265

Attention: David Walker, Group VP and Treasurer

Telephone: (313) 656-5400

Facsimile: (313) 656-5401

E-mail: david.walker@gmacfs.com

With copy to:

William B. Solomon, VP and General Counsel

Telephone: (313) 656-6128

Facsimile: (313) 656-6124

E-mail: William.b.solomon@gm.com

If to the Custodian:

Wells Fargo Bank, National Association

1015 10th Ave SE

Minneapolis, Minnesota 55414

Attention: Mortgage Document Custody

Telephone: (612) 667-1015

Facsimile: (612) 667-1068

E-mail: steve.j.naasz@wellsfargo.com

(b) All demands, notices and communications hereunder (including, without limitation, Trust Receipts) shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including telex, electronic mail or other telecommunication device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address specified in Section 19(a) above, or at such other addresses as may hereafter be furnished to the other parties by like notice; provided that notices to the Sellers shall only be provided by registered or certified mail. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of telex, electronic mail or other telecommunication device, the date noted on the confirmation of such transmission).

SECTION 20. Notice of Removal.

This Agreement shall become effective on and as of the date hereof and shall terminate upon (i) sixty (60) days following the delivery of a Notice of Removal substantially in the form of Exhibit N hereto by the Lender Agent to the Custodian or (ii) with respect to any Mortgage Asset, except as required in accordance with the terms of Section 6, the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated on such Notice of Removal.

SECTION 21. Resignation and Removal of Custodian.

(a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian and terminate its obligations under this Agreement upon sixty (60) days’ prior written notice to the Sellers and the Financing Party. Following any such resignation, the Custodian shall continue to act as the “Custodian” under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in clause (c) below, if any, or to any designee specified by the Financing Party.

(b) Removal. The Financing Party may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing sixty (60) days’ written notice, or thirty (30) days’ written notice for cause, to the Custodian, signed by the Financing Party, with a copy to the Sellers. Following any such removal, the Custodian shall continue to act as the “Custodian” under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by the Financing Party.

(c) Appointment of Successor Custodian; Transfer of Mortgage Assets. Upon resignation or removal of the Custodian, the Financing Party shall have sixty (60) days in which to appoint and designate a successor to take possession of their respective Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from the Financing Party, the Custodian shall deliver all Mortgage Files to the Person so designated within five (5) days following delivery to the Custodian of such written direction. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of the Financing Party setting forth the name and address of the successor Custodian. If the Financing Party fails to designate a successor Custodian or specify one or more designees within such sixty (60) day period, then the Custodian shall deliver possession and custody of the Mortgage Files for the respective Mortgage Assets to the Financing Party for such Mortgage Assets, at the address specified in the Custodian’s records. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the State of New York or such other State as the Financing Party and Sellers may agree, in which the Mortgage Files are to be retained. Any costs and expenses of transfer, including shipment of Mortgage Files, and fees of the successor Custodian shall be the obligation of the Sellers, apportioned in accordance with Section 11 hereto.

(d) In the event of termination of this Agreement, the Custodian shall follow the reasonable instructions of the Financing Party with respect to the disposition of the respective Mortgage Files. Concurrently with the transfer and release of all of the Mortgage Files by the Custodian, the related Trust Receipts shall be deemed void and cancelled. In addition, upon the occurrence of an Event of Default under a Transaction, the Financing Party and the Custodian may, at the sole option and expense of the Financing Party, enter into a separate custodial agreement which shall be mutually acceptable to the parties with respect to any or all of the Mortgage Assets with respect to which this Agreement is terminated.

SECTION 22. No Assignment or Delegation by the Custodian.

The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.

SECTION 23. Controlling Law; Submission to Jurisdiction.

This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof (except for Section 5-1401 of the New York General Obligations Law). SELLERS, CUSTODIAN, AND THE FINANCING PARTY EACH IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES HEREBY SUBMIT TO, AND WAIVE ANY OBJECTION THEY MAY HAVE TO PERSONAL JURISDICTION AND VENUE IN, THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 24. Agreement for the Exclusive Benefit of Parties.

This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other Person whatsoever. The Financing Party may assign its rights hereunder as provided in the agreements relating to its respective Transactions. No Seller may assign its rights or obligations hereunder without the prior consent of the Financing Party. The interest of the Financing Party hereunder shall be exclusively with respect to the related Mortgage Assets the subject of one or more Transactions with the Financing Party, and shall not be with respect to any Mortgage Assets not the subject of one or more Transactions with such Financing Party. Any Financing Party which is party hereto, but which from time to time shall not have any Mortgage Assets the subject of a Transaction with such Financing Party, and in respect of which the Custodian shall not then be holding one or more related Mortgage Files, shall nevertheless continue to have rights hereunder until a Notice of Removal shall have been delivered by the related Seller to the Custodian.

SECTION 25. Indulgences, Waivers, Amendments.

Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No amendment of this Agreement shall be effective unless the same shall be in writing and signed by all the parties hereto. No waiver of any provision of this Agreement, nor consent to any departure herefrom, shall be effective unless the same shall be in writing and signed by all the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 26. Titles Not to Affect Interpretation.

The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

SECTION 27. Provisions Separable.

The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

SECTION 28. Authorized Representatives.

Each individual designated as an authorized representative of the Custodian, each Seller and the Financing Party (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the related Seller or its designee and the Financing Party, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Sellers and the Financing Party initially authorized hereunder is set forth on Exhibits K, L-1, L-2 and M, respectively. From time to time, Custodian, the Sellers and the Financing Party may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 28, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

SECTION 29. Reproduction Of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 30. Entire Agreement.

This Agreement, together with the Exhibits and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions.

SECTION 31. Counterparts.

For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

SECTION 32. Joint and Several Liability.

The liability of the Sellers hereunder is joint and several, including, but not limited to, the Sellers’ liability under Section 14 of this Agreement. The Sellers hereby: (a) acknowledge and agree that the applicable Financing Party and the Custodian shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising out of the disability or other defense or cessation of liability of one Seller versus the other or of any other Person, and (c) waive any right of subrogation or ability to proceed against any Person.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

RESIDENTIAL FUNDING COMPANY, LLC as a Seller

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

GMAC MORTGAGE, LLC as a Seller

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Custodian

By:	/s/ Steve Naasz
Name:	Steve Naasz
Title:	Vice President

GMAC LLC, in its capacity as Lender Agent, as Financing Party

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

EXHIBIT A

TRUST RECEIPT

[Date]

[DESIGNATED AGENT]

Re:	Custodial Agreement, dated as of May 19, 2009, among Residential Funding Company, LLC and GMAC Mortgage, LLC, GMAC LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association, as Custodian

Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement (the “Custodial Agreement”), the undersigned, as Custodian, hereby certifies that as to each Mortgage Asset described in the Loan Data Transmission, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto, (i) all Required Documents to be delivered to it pursuant to the Custodial Agreement are in its possession, (ii) such documents have been reviewed by it in accordance with the review procedures in the Custodial Agreement and appear regular on their face and relate to such Mortgage Asset, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the Examination Requirements set forth on Exhibit D to the Custodial Agreement.

The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of Financing Party pursuant to the terms of the Custodial Agreement.

This Trust Receipt is not a negotiable instrument.

The Custodian will accept and act on instructions with respect to the Mortgage Assets only upon surrender of this receipt at its corporate trust office, [ADDRESS], Attention:                     .

All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

A-1

[RELEASE]

Released for transfer to [Residential Funding Company, LLC] [GMAC Mortgage, LLC]

[ ]
Designated Agent

By:
Name:
Title:

A-2

EXHIBIT B

LOAN DATA TRANSMISSION INFORMATION

FIELDS TO BE PROVIDED IN LOAN DATA TRANSMISSION

• CUSTOMER	• POOLNUM [Finance Facility Code]	• COLL_KEY [Loan ID]

• ALT_ID [Servicing Number]	• BORROWER [Last Name]	• BORR1FIRST

• BORR1MID	• CLOSED [Note Date]	• MATURITY [Maturity Date]

• MODIFYDATE [MSR Owner]	• RATE [Note Rate]	• LNAMOUNT [Orig Principal Amt]

• STATE	• CITY	• ZIP

• ADDRESS	• MERSMIN	• ISMOM [MOM Indicator]

• UDF_CHR1 [Silent Seconds and Reverse Mortgage Indicator]	• UDF_CHR2 [REO Indicator]	• BOOKPAGE [Lien Position]

• TERM [MI Required (Y/N)]	• LTV	• FundDate

• COLLATERAL_TYPE	• CTRL_NUM [Appraisal Required]	• INSTRUMENT [Co-op Indicator]

B-1

EXHIBIT C

REQUIRED DOCUMENTS

Residential mortgage loans, unless otherwise categorized in this Exhibit C

1.	Mortgage Note:	Original Mortgage Note, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements, endorsed in blank and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer (in the event that the Mortgage Asset was acquired by the Last Endorsee in a merger, the signature must be substantially in the following form: “[the Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Asset was acquired or originated while doing business under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”. Alternatively, a duly executed original lost note affidavit, together with a copy of the Mortgage Note.

2.	Mortgage:	Original or copy of either: (i) if applicable, the Mortgage with evidence of recording thereon, noting in the case of each MERS Loan, the presence of the MERS Identification Number for that Mortgage Asset and with respect to each MOM Loan, language indicating that the Mortgage Asset is a MOM Loan or (ii) the unrecorded Mortgage. This requirement does not apply to Cooperative Loans or Silent Seconds.

3.	Assignment:	Either (i) for each Mortgage Asset that is not a MERS Loan, original or copy of Assignment of Mortgage, executed in blank, in recordable form with all intervening assignments and signed in the name of the Last Endorsee or (ii) for each MERS Loan, original or copy of Assignment of Mortgage to MERS in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Asset was acquired by the Last Endorsee in a merger, the signature must be substantially in the following form: “[the Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Asset was acquired or originated while doing business under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”). For MOM loans, no Assignment of Mortgage will exist. This requirement does not apply to Cooperative Loans or Silent Seconds.

4.	Title Insurance:	Original or copy of either: (i) title insurance policy (ii) attorney’s opinion of title or (iii) title insurance binder or commitment. This requirement does not apply to (a) Cooperative Loans, (b) Silent Seconds or (c) junior lien loans with an original principal amount of less than, or equal to, $200,000.

C-1

5.	Security:	With respect to Cooperative Loans only, original or copy of the following documents: (i) executed security agreement, (ii) cooperative stock certificate, (iii) assignment of Proprietary Lease, (iv) executed stock power (or similar instrument), (v) copy or original filed UCC-1 or complete UCC-3 chain, as applicable, (vi) Proprietary Lease, and (vii) recognition agreement.

C-2

EXHIBIT D

EXAMINATION REQUIREMENTS

With respect to each Mortgage File, the Custodian represents and warrants that as of the date of the applicable Trust Receipt:

1.	all of the Required Documents with respect to each Mortgage Asset are in the Custodian’s possession and are being held by Custodian as agent and bailee for the applicable Financing Party;

2.	such Required Documents have been reviewed by the Custodian and appear regular on their face and relate to such Mortgage Asset;

3.	each copy of a Required Document in the Mortgage File is fully legible;

4.	based on its examination and only as to the foregoing Required Documents, the information set forth in the Loan Data Transmission respecting such Mortgage Asset (but only to the extent such information has been included in the related Loan Data Transmission and is present on the Required Document) accurately reflects the information contained in the documents in the Mortgage File as to the address of the Mortgaged Property (including the state);

5.	the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage or the Mortgage Note, that such copies bear a reproduction of such signature or signatures;

6.	the original principal amount of indebtedness secured by (and specified in) the Mortgage is identical to the original principal amount on the Loan Data Transmission (other than Reverse Mortgage Loans);

7.	if the Mortgage Note does not name “Borrower” as the holder or payee, the Mortgage Note bears endorsements that complete the chain of ownership from the original holder or payee to the last endorsee (the “Last Endorsee”);

8.	if the Mortgage does not name “Borrower” as the mortgagee or beneficiary, the Assignment of Mortgage from the named mortgagee or beneficiary bears the signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors), and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee, or in the case of a MERS Loan, to MERS;

9.	each Mortgage Note in its possession has been endorsed as provided in the definition of “Mortgage File”;

10.	each Assignment of Mortgage has been executed as provided in the definition of “Mortgage File”;

11.	with respect to all mortgage loans except junior lien loans, neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the copy of the Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

D-1

12.	(i) the address (if present) of the Mortgaged Property identified in the mortgage title insurance policy, title insurance binder or commitment or attorney’s opinion of title, as applicable, is identical (other than with respect to any common abbreviations used for the street name or type of residential unit) to that set forth in the Loan Schedule, and (ii) the Mortgagor’s last name (if present) as indicated on the mortgage title insurance policy, title insurance binder or commitment or attorney’s opinion of title is identical to that indicated on the Loan Schedule; and

13.	if the Mortgage has been recorded, and if required by the applicable recording office, the notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

D-2

EXHIBIT E

LETTER TO CUSTODIAN

RE: FINANCING PARTY’S TRUST RECEIPT

Wells Fargo Bank, National Association,

  as Custodian

1015 10th Ave. SE

Minneapolis, Minnesota 55414

Attention: Mortgage Document Custody

Re:	Custodial Agreement, dated as of May 19, 2009, among Residential Funding Company, LLC, GMAC Mortgage, LLC, GMAC LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association, as Custodian

Gentlemen:

On [date] you issued a trust receipt in the name of [DESIGNATED AGENT] evidencing entitlement to the Mortgage Assets described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to the above-referenced Custodial Agreement. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Mortgage Assets without surrender of the receipt to you.

We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Mortgage Assets without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your negligence or willful misconduct or any special, indirect and consequential damages.

If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

[ ]
Designated Agent

By:
Name:
Title:

E-1

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, National Association,
as Custodian
1015 10th Ave. SE
Minneapolis, Minnesota 55414
Attention: Mortgage Document Custody

Re:	Custodial Agreement, dated as of May 19, 2009, among Residential Funding Company, LLC, GMAC Mortgage, LLC, GMAC LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association, as Custodian

In connection with the administration of Mortgage Assets held by you as Custodian for the Financing Parties from time to time pursuant to the above-referenced Custodial Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] for the Mortgage Assets described below, for the reason indicated.

Mortgagor’s Name Address and Zip Code:

Mortgage Asset Number:

Reason for Requesting Documents (check one):

☐ 1.	Mortgage Asset paid in full or delinquent. (The Custodian shall delete the Mortgage Asset from the applicable Loan Data Transmission.)

☐ 2.	Mortgage Asset in foreclosure or otherwise released for servicing.

☐ 3.	Appropriate amount of funds credited to [Financing Party] pursuant to agreement relating to the applicable Transaction. (The Custodian shall delete the Mortgage Asset from the applicable Loan Data Transmission.)

☐ 4.	Mortgage Asset liquidated by . (The Custodian is hereby authorized to delete the Mortgage Asset from the applicable Loan Data Transmission.)

☐ 5.	Other Servicing Reasons

☐ 6.	Potential sale of Mortgage Asset to third party purchaser

If box 1, 3, 4, 5 or 6 above is checked, and if all or part of the Mortgage Files were previously released to [Residential Funding Company, LLC] or [GMAC Mortgage, LLC], please release to [Residential Funding Company, LLC] or [GMAC Mortgage, LLC] its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Asset.

[Residential Funding Company, LLC] [GMAC Mortgage, LLC] understand and agree that all documents delivered to [Residential Funding Company, LLC] [GMAC Mortgage, LLC] pursuant to this request for release (other than with respect to Items 1, 2, 3, 4 or 5) shall be returned to the Custodian no later than ten (10) calendar days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custodial Agreement.

[RESIDENTIAL FUNDING COMPANY, LLC

By:
Name:
Title:
Date:	]

[GMAC MORTGAGE, LLC

By:
Name:
Title:
Date:	]

Acknowledged and Agreed:

[FINANCING PARTY]

By:
Name:
Title:

EXHIBIT G

ATTORNEY’S BAILEE LETTER

[Letterhead of Seller]

                     ,

Name of Attorney

[Address]

Custodian:

Wells Fargo Bank, National Association

1015 10th Ave SE

Minneapolis, Minnesota 55414

Attention: Mortgage Document Custody

Tel. No. (612) 667-1015

Facsimile No. (612) 667-1068

Financing Party:

[                                ]

Dear Sir or Madam:

From time to time, we, [Residential Funding Company, LLC] [GMAC Mortgage, LLC] (the “Seller”), will send to you (or have sent to you) Mortgage Assets for which you have agreed to commence and prosecute a foreclosure action. In connection with such foreclosure activities, [copies of]1 1 one or more of the documents evidencing or otherwise relating to such Mortgage Assets (“Documents”) will be delivered to you.

[                            ] (the “Financing Party”), has financed the sale to us or origination of such Mortgage Assets, and with such sale or origination we granted an ownership and/or security interest in the Documents referred to below and the Mortgage Assets to which such Documents relate to the Financing Party. Wells Fargo Bank, National Association (the “Custodian”) is acting as custodian for the Financing Party in connection with the Documents.

Whenever we send you Documents to be covered by this letter agreement, we will send such Documents to you under a transmittal letter identifying the specific documents delivered, and the Mortgage Assets to which they relate, with a space at the end of the letter for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of any such Documents, you hereby agree to fax to the Financing Party and the Custodian, no later than three (3) Business Days after your receipt thereof, our transmittal letter, signed in the acknowledgment space by you, pursuant to which you (i) acknowledge receipt of the Documents listed in the transmittal letter, and (ii) acknowledge that with respect to such listed documents you are acting as bailee of the Financing Party in accordance with the terms of this Attorney’s Bailee Letter.

[1]	For Acceptable Attorneys to whom copies of the Documents are sent.

By signing this letter agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by the Financing Party or the Custodian, any Documents delivered to you as described above will be held by you as bailee in trust for the Financing Party, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related Mortgage Assets, (c) you agree that you will commence and diligently prosecute foreclosure proceedings with respect to the Mortgage Assets to which any such Documents relate and (d) you certify that if either you or your law firm has any security interest in the Documents or the Mortgage Assets to which those Documents relate you agree to waive any interest you or your firm may acquire therein at any time, whether arising pursuant to law or otherwise or to refuse delivery of such Documents and return them immediately to the Custodian.

The Seller and the Financing Party hereby irrevocably instruct you that any Documents in your possession are to be held by you as bailee in trust for the Financing Party, as provided herein until they are returned to the Custodian at the address noted above together with a copy of this letter agreement; provided that if the Financing Party or the Custodian notifies you that the Financing Party’s interest in any of above-referenced Mortgage Assets have been released or did not attach (the “Release Notice”), from the date of such Release Notice you will hold the Documents relating to such Mortgage Assets (and no others) as bailee for the Seller, in which case you will follow the Seller’s instructions regarding such Documents, and such Documents shall be released to the Seller at the address noted above, or its designee, upon conclusion of the foreclosure action, instead of returning them to the Custodian; and provided further that prior to the date of any Release Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from the Financing Party or the Custodian which do not comport with instructions you may have received from the Seller, including, without limitation, instructions to deliver the Documents to the Custodian, the Financing Party or any other person or entity, you shall abide by the instructions of the Custodian or Financing Party.

You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice or any inquiry from any other person or entity of or with respect to any interest in the Documents or the related Mortgage Assets and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of the Financing Party therein.

This letter agreement supersedes any letter agreement or other agreement or arrangement that may exist between you and the Seller relating to the sale or origination of Mortgage Assets financed by Financing Party. Notwithstanding any contrary understanding with you, the Seller or any other person or entity, or any instructions to you from the Seller, the Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous letter agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

Because time is of the essence, please promptly sign and date the enclosed copy of this letter agreement and return it via overnight delivery service to the Custodian at the above address and via telecopier, send a copy of this executed letter agreement to the Seller. It is important that the Custodian receive a copy of this letter agreement executed by you. Thank you for your cooperation in assisting us with this project.

NOTE: BY ACCEPTING THE MORTGAGE ASSETS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE FINANCING PARTY ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED PURCHASED ASSETS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

[RESIDENTIAL FUNDING COMPANY, LLC, Seller

By:
Name:
Title:	]

[GMAC MORTGAGE, LLC, Seller

By:
Name:
Title:	]

[ ], Financing Party

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

By:
Print Name:
Date:

Rider A

[Letterhead of                                 ]

                     ,

Name of Attorney

[Address]

Re:	Mortgagor:
Address of Property:
Loan Number:

Dear                     :

We refer to that certain letter (the “Attorney’s Bailee Letter”), dated                     ,         , from us to you and signed by us and by [                    ] (“Financing Party”), describing the terms under which you agreed to hold certain loan documents to be sent to you from time to time under the Attorney’s Bailee Letter.

The related collateral file evidencing or otherwise relating to the Mortgage Assets (collectively, the “Documents”) is being sent to you under cover of this letter for the purpose of commencement and prosecution of a foreclosure action.

Please sign this letter in the space provided below to indicate your acknowledgment of receipt of the Documents referenced above with respect to the Mortgage Asset(s) identified above, and to confirm that you will hold such Documents as bailee for the Financing Party under and in accordance with the terms of the Attorney’s Bailee Letter. As required by the Attorney’s Bailee Letter, please fax to the Financing Party and the Custodian (with a copy to us), a copy of this letter signed by you, not later than three (3) business days after your receipt of this letter. We appreciate your cooperation.

Sincerely yours,

By:
Name:
Title:

ACKNOWLEDGMENT:

I acknowledge receipt of the Documents as listed above in this letter and of notice of the ownership and/or security interests in such documents described in the Attorney’s Bailee Letter referred to above. I confirm the certifications made by me in the Attorney’s Bailee Letter with respect to such Documents and agree to act as bailee for the Financing Party with respect to such documents on the terms set forth in the Attorney’s Bailee Letter and to comply in all other respects with the terms of the Attorney’s Bailee Letter.

Print Name:

Date:

EXHIBIT H

FORM OF NOTICE TO THE CUSTODIAN

To:	Wells Fargo Bank, National Association
1015 10th Ave SE
Minneapolis, Minnesota 55414
Attention: Mortgage Document Custody

From:

Date:

You are hereby notified that as of [date] the undersigned has transferred its right, title and interest in and to the Mortgage Assets identified in the schedule attached hereto to [transferee’s name and address] and the undersigned hereby releases all right, title and interest in and to such Mortgage Assets. You are hereby instructed to hold such Mortgage Assets pursuant to the terms of the Custodial Agreement, dated as of May 19, 2009, among Residential Mortgage Company, LLC, GMAC Mortgage, LLC, GMAC LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association (the “Custodial Agreement”), for the sole and exclusive benefit of [name of transferee] subject to the terms of the Custodial Agreement by which [name of transferee] hereby agrees to be bound.

[ ], Financing Party

By:
Name:
Title:
Dated:

Agreed and Acknowledged:

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:
Dated:

H-1

,
Assignee

By:
Name:
Title:
Dated:

H-2

EXHIBIT I

FORM OF TRANSMITTAL LETTER

[CUSTODIAN LETTERHEAD]

[Bailee]

_______________

_______________

Re:

Ladies and Gentlemen:

Enclosed please find the documents (the “Documents”) held by the Custodian (as defined below) evidencing or otherwise relating to those mortgage assets listed separately on the attached schedule (the “Mortgage Assets”), which Mortgage Assets are owned by [                    ] (the “Financing Party”) and which Documents are being delivered to the addressee (the “Bailee”) [for servicing][in connection with a proposed [sale][financing]].

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Custodial Agreement dated as of May 19, 2009, by and among Residential Funding Company, LLC, GMAC Mortgage, LLC, GMAC LLC, as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association, as custodian (the “Custodian”).

[If the Documents have been delivered to the Bailee for servicing, insert the following two paragraphs]

[The Financing Party’s ownership interest in the related Mortgage Assets will remain in full force and effect and the Bailee shall hold possession of the Documents as custodian, agent and bailee for and on behalf of the Financing Party. The Documents must be returned to the Custodian as soon as the servicing purpose for which they were delivered has been accomplished, and in any event, within ten (10) days from the date of delivery.

THE CUSTODIAN REQUESTS THAT THE BAILEE ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE ASSETS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN. HOWEVER, THE BAILEE’S FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.]

[If the Documents have been delivered to the Bailee in connection with a proposed sale or financing, insert the following four paragraphs]

[The Financing Party’s ownership interest in the related Mortgage Assets will remain in full force and effect until the Financing Party’s receipt of the payoff amount that has been separately agreed between the Financing Party and the Seller with respect to such Mortgage Asset (the “Payoff Amount”). Upon receipt of such Payoff Amount, the Financing Party transfers, conveys, sells, grants and assigns any and all right, title and interest in or to only the Mortgage Assets for which the related Payoff Amount was received (and no others) to Seller and Seller shall own the Mortgage Assets, free and clear of any lien or encumbrance related to or arising out of the Financing Party’s ownership of such Mortgage Assets.

I-1

Until the Payoff Amount for a Mortgage Asset has been received by the Financing Party, the Bailee shall hold possession of the related Documents as custodian, agent and bailee for and on behalf of Financing Party. In the event that any Mortgage Asset is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. If the Bailee is unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

By accepting the Documents delivered pursuant hereto, the Bailee certifies that, as of the date of its receipt of any Documents, the Bailee (a) has not received notice of any interest of any other person or entity in such Documents or the related Mortgage Assets, and (b) has no security interest in the Documents or the Mortgage Asset to which those Documents relate.

NOTE: BY ACCEPTING THE DOCUMENTS DELIVERED TO THE BAILEE WITH THIS LETTER, THE BAILEE CONSENTS TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE FINANCING PARTY AND, ONLY AFTER THE PAYOFF AMOUNT FOR THE RELATED MORTGAGE ASSET HAS BEEN RECEIVED BY THE FINANCING PARTY, SELLER, ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT THE BAILEE ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE ASSETS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, THE BAILEE’S FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.]

Very truly yours,

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:
Address:

RECEIPT ACKNOWLEDGED [Bailee]

By:

I-2

EXHIBIT J

FORM OF LOST NOTE AFFIDAVIT

(STATE OF NEW YORK

SS::

(COUNTY OF NEW YORK

I,                             , as                          (title) of Wells Fargo Bank, National Association (the “Custodian”), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the loans held by the Custodian on behalf of [                ] as Financing Party or the registered holder of such loans, as the case may be (the “Investor”),                              (hereinafter called “Deponent”), being duly sworn, deposes and says that:

1. Custodian’s address is:

__________________

__________________

__________________

That (s)he is a                          of Wells Fargo Bank, National Association (“Wells Fargo”), which was the custodian of the loan documents for Mortgage Asset number              under the Custodial Agreement dated as of May 19, 2009 by and among Residential Funding Company, LLC, GMAC Mortgage, LLC, GMAC LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo, as custodian.

2. That the original of the related note (the “Mortgage Note”) appears to have been lost, mislaid or misfiled by Wells Fargo.

3. That the records of Wells Fargo do not show that such Mortgage Note was ever released, paid off, satisfied, assigned, transferred, pledged or hypothecated and that such Mortgage Note has been either lost, mislaid, or misfiled by Wells Fargo.

4. That Wells Fargo is aware that                          to which the above mentioned loan is to be assigned, relies upon the statements made herein as to such Mortgage Note having been lost, mislaid or misfiled by Wells Fargo and never having been released, paid off, satisfied, assigned, transferred, pledged or hypothecated.

5. That in the event that Wells Fargo should ever locate said Mortgage Note, Wells Fargo agrees to provide said Mortgage Note to                          upon return of this lost Mortgage Note to Wells Fargo.

6. That attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the mortgagee, and (ii) the Mortgage or Deed of Trust [strike one] which secures the Mortgage Note, which Mortgage or Deed of Trust is recorded at                         .

J-1

7. That Wells Fargo shall indemnify, defend and hold harmless the Financing Party from and against any and all loss, cost, liability, damages, or other expense (including, without limitation, the payment of reasonable attorneys’ fees and costs) incurred by the Financing Party (a) if any of the foregoing assurances by Wells Fargo is incorrect; or (b) as a result of any person or entity claiming that such person or entity has an interest in the Mortgage Note or in any mortgage note issued in respect of the related Mortgage Asset, or the right to enforce any of the terms or provisions thereof. The foregoing indemnity shall extend, without limitation, to any claims that may arise under any policy(ies) of title (re)insurance because of the incorrectness of Wells Fargo’s assurances made in this affidavit. The indemnity granted under this paragraph shall survive in perpetuity.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

J-2

EXHIBIT K

CUSTODY OFFICER LIST

Name/Title:	Specimen Signature:

Shari Gillund, Senior Vice President	/s/ Shari Gillund

Patrick Gorrien, Vice President	/s/ Patrick Gorrien

Patricia A. Hardenbrook, Vice President	/s/ Patricia A. Hardenbrook

Tina Hatfield, Vice President	/s/ Tina Hatfield

Mary Hogan, Vice President	/s/ Mary Hogan

Bradley D. Johnson, Vice President	/s/ Bradley D. Johnson

Dora E. Kaufman, Vice President	/s/ Dora E. Kaufman

Steve Naasz, Vice President	/s/ Steve Naasz

Susan S. Reiss, Vice President	/s/ Susan S. Reiss

Lori M. Swanell, Vice President	/s/ Lori M. Swanell

Leigh Taylor, Vice President	/s/ Leigh Taylor

Sarah J. Woods, Vice President	/s/ Sarah J. Woods

Frank A. Zazula, Vice President	/s/ Frank A. Zazula

K-1

EXHIBIT L-1

AUTHORIZED REPRESENTATIVES OF RESIDENTIAL FUNDING COMPANY, LLC

Name/Title:	Specimen Signature:

Melissa White, Assistant Treasurer	/s/ Melissa White

Michelle Switzer, Managing Director	/s/ Michelle Switzer

_________________________	_________________________

_________________________	_________________________

_________________________	_________________________

L-1-1

EXHIBIT L-2

AUTHORIZED REPRESENTATIVES OF GMAC MORTGAGE, LLC

Name/Title:	Specimen Signature:

Melissa White, Assistant Treasurer	/s/ Melissa White

Michelle Switzer, Managing Director	/s/ Michelle Switzer

_________________________	_________________________

_________________________	_________________________

_________________________	_________________________

L-2-1

EXHIBIT M

AUTHORIZED REPRESENTATIVES OF GMAC LLC

Name/Title:	Specimen Signature:

David C. Walker / Business Unit Treasury Executive	/s/ David C. Walker

_________________________	_________________________

_________________________	_________________________

_________________________	_________________________

_________________________	_________________________

M-1

EXHIBIT N

FORM OF NOTICE OF REMOVAL

Wells Fargo Bank, National Association,

  as Custodian

1015 10th Ave. SE

Minneapolis, Minnesota 55414

Attention: Mortgage Document Custody

Reference is made to the Custodial Agreement, dated as of May 19, 2009, among Residential Funding Company, LLC (“RFC”) and GMAC Mortgage, LLC (“GMACM”), GMAC, LLC, in its capacity as Lender Agent under the Loan Agreement, as Financing Party and Wells Fargo Bank, National Association (the “Custodial Agreement”).

You are hereby notified that pursuant to Section 1 of the Custodial Agreement, [Financing Party] is no longer a party to such agreement. You are instructed to deliver to the related Seller all of the Mortgage Files formerly the subject of Transactions with the Financing Party; provided however, that no such delivery shall occur prior to the date which is sixty (60) days following your receipt of this notice, or such earlier date that the Financing Party, Seller and Custodian may consent to in writing.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Custodial Agreement.

GMAC LLC, in its capacity as Lender Agent as Financing Party

By:
Name:
Title:

N-1

EXHIBIT O

FORM OF JOINDER AGREEMENT

WITNESSETH

JOINDER AGREEMENT, dated as of [    ], by and among [FINANCIAL INSTITUTION], a [    ] (the “Additional Financing Party”), GMAC LLC. (the “Financing Party”), Residential Funding Company, LLC, GMAC Mortgage, LLC (each a “Seller” and together the “Sellers”) and Wells Fargo Bank, National Association (the “Custodian”)

WHEREAS, this Agreement is being executed and delivered in accordance with Section 1 of the Custodial Agreement dated as of May 19, 2009 (the “Custodial Agreement”) by and among the Sellers, the Financing Party and the Custodian; and

WHEREAS, the Additional Financing Party wishes to become a party to the Custodial Agreement to provide for the specific terms regarding the delivery and subsequent holding of certain Required Documents with respect to the Mortgage Assets subject to each Transaction entered into pursuant to the Loan Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon receipt by the Sellers, the Financing Party and the Custodian of counterparts of this Agreement, each of which has been executed by the Additional Financing Party, the Financing Party, Custodian and the Sellers, the Additional Financing Party shall be a party to the Custodial Agreement for all purposes thereof.

Each of the parties to this Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonable request in order to effect the purposes of this Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers as of the date set forth above.

[FINANCIAL INSTITUTION], as Additional Financing Party

By:
Name:
Title:

GMAC LLC, in its capacity as Lender Agent, as Financing Party

By:
Name:
Title:

RESIDENTIAL FUNDING COMPANY, LLC, as Seller

By:
Name:
Title:

GMAC MORTGAGE, LLC, as Seller

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

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